UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2012

CHINA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-52409	98-0522950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
No. 57 Xinhua East Street Hohhot, Inner Mongolia, People’s Republic of China		010010
(Address of principal executive offices)		(Zip Code)
86-471-466-8870
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) This Report on Form 8-K/A is being filed for the purpose of filing as an exhibit a letter, dated October 23, 2012, from the independent public accounting firm Wei, Wei & Co. LLP in response to the Company’s filing on Form 8-K dated October 19, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

7.1	Letter from Wei, Wei & Co., LLP, addressed to the Securities and Exchange Commission, dated October, 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENERGY CORPORATION
Date: October 24, 2012	By: /s/ Wenxiang Ding______ Name: Wenxiang Ding Title: Chief Executive Officer